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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   MAY 2, 2005
                                                 -------------------------------

                         DIAMOND OFFSHORE DRILLING, INC.
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               (Exact Name of Registrant as Specified in Charter)



   DELAWARE                    1-13926                     76-0321760
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(State or Other              (Commission                 (IRS Employer
 Jurisdiction                File Number)             Identification No.)
of Incorporation)

                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
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              (Address of Principal Executive Offices and Zip Code)


Registrant's telephone number, including area code:   (281) 492-5300
                                                   -----------------------------

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


      Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act ------ (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act ------ (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the ------ Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the ------ Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 8.01.  OTHER EVENTS
            ------------

      On May 2, 2005, Diamond Offshore Drilling, Inc. (the "Company") issued a press release announcing that the Company had entered into a letter of intent ("LOI") with Keppel FELS Limited in Singapore for construction of two high-performance premium jack-up rigs. The units, one to be constructed in Singapore and the other in Brownsville, Texas, are expected to have an aggregate cost of approximately $300 million, including spares, commissioning, site supervision and other costs the Company may incur during the course of construction.

      Both rigs will be 350-ft. KFELS MOD V B-Class (Super) design, capable of drilling depths of up to 35,000 ft. with a hook load capacity of 2 million pounds and a cantilever reach of 70 ft. Delivery of both units is anticipated in the first quarter of 2008. The LOI also provides an option for construction of a third jack-up rig at a later date. The transaction is subject to execution of a definitive construction contract.

      Filed herewith is a copy of such press release.

      Statements in this report that contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, may include, but are not limited to, statements regarding construction costs, expected delivery dates, the construction option, execution of definitive construction contracts and market conditions. Forward-looking statements include, without limitation, statements which project, indicate or imply future results and may contain words like "expect," "intend," "plan," "will," "estimated" and "budgeted," among others. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. These factors include, among others, the risk that the LOI may not result in a binding contract, potential construction of a rig may not materialize, delays in construction or cost overruns may occur and that the present favorable markets for the Company's services will not be maintained or may not continue to improve, as well as general economic and business conditions, changes in oil and natural gas prices, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based. A

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further discussion of the risk factors that could impact these areas and the
Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

         (c)      Exhibits.



     Exhibit number        Description
     --------------        -----------
         99.1              Press release of May 2, 2005


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DIAMOND OFFSHORE DRILLING, INC.


                                By: /s/ William C. Long
                                --------------------------
                                William C. Long
                                Vice President, General Counsel
                                and Secretary

Dated:  May 2, 2005

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                                  EXHIBIT INDEX



     Exhibit number        Description
     --------------        -----------
          99.1             Press release of May 2, 2005


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